WP Smaller Companies Income Plus Fund
			Schedule of Investments
			August 31, 2021 (Unaudited)
Shares				Fair Value	% of Net Assets

COMMON STOCKS

Banks
60,000	Mitsubishi UFJ Financial Group, Inc. + (Japan)			$ 327,000	3.90%

Biotechnology
30,000	ImmunityBio, Inc. * +			341,400	4.08%

Health Care Equipment & Supplies
70,000	Alphatec Holdings, Inc. * +			1,013,600
35,000	Cytosorbents Corporation * +			334,950
				1,348,550	16.10%
Health Care Providers & Services
30,000	Ontrak, Inc. * +			363,600	4.34%

Professional Services
15,000	Hill International, Inc. * +			37,500	0.45%

Pharmaceuticals
60,000	Cronos Group Inc. * (Canada) +			396,600	4.74%

Thrifts & Mortgage Finance
100,000	Federal National Mortgage Association +			100,700	1.20%

Total for Common Stocks (Cost $1,936,217)				2,915,350	34.81%

EXCHANGE TRADED FUNDS
Equity Funds
24,000	iShares Russell 2000 ETF + (a)			5,422,080
Total for Exchange Traded Funds (Cost $2,560,758)				5,422,080	64.73%

MONEY MARKET FUNDS
246,354	Federated Hermes Government Obligations Fund - Institutional
	Class 0.02% ***			246,354	2.94%
Total for Money Market Funds (Cost $246,354)

CALL/PUT OPTIONS PURCHASED			Notional
Expiration Date/Exercise Price		Contracts	Amount	Fair Value	% of Net Assets

CBOE S&P 500 Index *
September 17, 2021 Puts @ $3,540 ***		165	$ 58,410,000	15,263

Total for Options Purchased (Premiums Paid - $87,662)			$ 58,410,000	15,263	0.18%

Total Investment Securities (Cost - $4,830,991)				8,599,047	102.66%

	Liabilities in Excess of Other Assets			(223,145)	-2.66%

	Net Assets			$ 8,375,901	100.00%

WP Smaller Companies Income Plus Fund
		Schedule of Options Written
		August 31, 2021 (Unaudited)
Underlying Security				Notional
Expiration Date/Exercise Price		Contracts		Amount	Fair Value

Put Options Written
CBOE S&P 500 Index *
September 16, 2022 Puts @ $3,850		36		$ 13,860,000	$ 625,788
December 16, 2022 Puts @ $3,850		19		7,315,000	395,618
Total Put Options Written (Premiums Received $998,732)				21,175,000	1,021,406

Total Options (Premiums Received $998,732)				$ 21,175,000	$ 1,021,406

* Non-Income Producing Securities.
** The rate shown represents the 7-day yield at August 31, 2021.
*** Level 2 valuation. See Note 2.
+ Portion or all of the security is pledged as collateral for options written.
(a) Additional information, including the current prospectus and annual report, is available at https://www.ishares.com/us/products/239710/ishares-russell-2000-etf

1. SECURITY TRANSACTIONS

For Federal income tax purposes, the cost of securities owned at August 31, 2021, was $4,830,991 and premiums received from options written was $998,732. At August 31, 2021, the composition of gross unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) of investments (including open positions in options written) was as follows:

		Unrealized Gain		$ 4,007,657
		Unrealized Loss		(262,275)
		Unrealized Gain		$ 3,745,382

2. SECURITIES VALUATIONS

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS

A description of the valuation techniques applied to the Fund’s major categories of assets measured at fair value on a recurring basis follows.

Equity securities (common stock, CEFs and ETFs) Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, ETFs, and the movement of certain indexes of securities based on a statistical analysis of the historical relationship and they are categorized in Level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in Level 2.

Money market funds. Money market funds are valued at net asset value provided by the funds and are classified in level 1 of the fair value hierarchy.

Derivative instruments Listed derivatives, including options, that are actively traded, are valued based on quoted prices from the exchange and categorized in Level 1 of the fair value hierarchy. Options held by the Funds for which no current quotations are readily available and which are not traded on the valuation date are valued at the mean price and are categorized within Level 2 of the fair value hierarchy. Over-the-counter (OTC) derivative contracts include forward, swap, and option contracts related to interest rates; foreign currencies; credit standing of reference entities; equity prices; or commodity prices, and warrants on exchange-traded securities. Depending on the product and terms of the transaction, the fair value of the OTC derivative products can be modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments, and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. OTC derivative products valued using pricing models are categorized within Level 2 of the fair value hierarchy.

If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when certain restricted or illiquid securities are being valued, these securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board and the Fair Valuation Committee. These securities will be categorized as Level 3 securities.

The following tables summarize the inputs used to value the Funds’ assets and liabilities measured at fair value as of August 31, 2021:

Valuation Inputs of Assets		Level 1	Level 2	Level 3	Total
Common Stocks		$ 2,915,350	$ -	$ -	$ 2,915,350
Exchange Traded Funds		5,422,080	-	-	5,422,080
Money Market Funds		246,354	-	-	246,354
Options Purchased		-	15,263	-	15,263
Total		$ 8,583,784	$ 15,263	$ -	$ 8,599,047

Valuation Inputs of Liabilities		Level 1	Level 2	Level 3	Total
Options Written		$ 1,021,406	$ -	$ -	$ 1,021,406
Total		$ 1,021,406	$ -	$ -	$ 1,021,406

3. OPTIONS WRITTEN

As of August 31, 2021, the Fund had sufficient cash and/or securities to cover commitments under open derivative contracts.

The Fund’s use of options written exposes it to equity risk. In addition, the selling of covered call options may tend to reduce volatility of the Fund because the premiums received from selling the options will reduce any losses on the underlying securities, but only by the amount of the premiums. However, selling the call options may also limit the Fund’s gain on the underlying securities. When the Fund writes a put option, it will assume the risk that the price of the underlying security or instrument will fall below the exercise price, in which case the Fund may be required to purchase the security or instrument at a higher price than the market price of the security or instrument. Options written expose the Fund to minimal counterparty risk since they are exchange-traded and the exchange’s clearing house guarantees the options against default.

As of August 31, 2021, portfolio securities valued at $8,337,430 were held by the Fund as collateral for options written by the Fund.